UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 1677

John Hancock Capital Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

U.S. Global Leaders Growth Fund

Semiannual report 4/30/15

A message to shareholders

Dear fellow shareholder,

U.S. economic growth continued, despite recent weakness caused largely by the harsh winter weather. The market expansion that began in 2009 so far remains intact. Positive economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in recent months. Many fixed-income indexes have also seen positive returns in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. Central banks across Europe and Asia have announced dramatic monetary policy measures to promote economic activity—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, many international markets have rallied in advance of sustained economic progress. China's stock market in particular has delivered extraordinary gains. In fact, our network of asset managers and research firms believes that government and central bank stimulus may prove to be the biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the unprecedented central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to a diverse range of investments. Now may be a good time to discuss the resilience of your portfolio with your financial advisor.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
U.S. Global Leaders Growth Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
25	Notes to financial statements
31	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/15 (%)

The Russell 1000 Growth Index is an unmanaged index of companies in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with high price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

U.S. stocks advanced

The U.S. equity market rallied despite some volatility stemming from economic uncertainty, geopolitical turmoil, and falling energy prices.

Fund outperformed its benchmark

The fund produced a solid gain and outpaced its benchmark, the Russell 1000 Growth Index.

Consumer discretionary stocks added value

Stock selection in the consumer discretionary sector contributed the most to the fund's outperformance relative to its benchmark.

PORTFOLIO COMPOSITION AS OF 4/30/15 (%)

A note about risks

Growth stocks may be more susceptible to earnings disappointments as compared with value stocks, and market values can be more volatile. Large company stocks could fall out of favor. Foreign investing has additional risks, such as currency and market volatility and political and social instability. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Investments in a non-diversified fund may magnify the fund's losses from adverse events affecting a particular issuer. Please see the fund's prospectuses for additional risks.

Discussion of fund performance

An interview with Portfolio Manager Gordon M. Marchand, CPA, CFA, CIC, Sustainable Growth Advisers, LP

Gordon M. Marchand, CPA, CFA, CIC
Portfolio Manager
Sustainable Growth Advisors

Can you talk about the market environment over the past six months?

The U.S. equity market advanced for the six-month period as the broad S&P 500 Index returned 4.40% and the fund's benchmark, the Russell 1000 Growth Index, returned 6.54%. The broad market advance masked some interim volatility as stocks were buffeted by concerns about economic weakness outside of the United States, geopolitical issues in Ukraine and the Middle East, a sharp decline in energy prices, and the potential impact of a stronger U.S. dollar on domestic economic growth and corporate earnings.

We invest in high-quality, large-cap growth stocks that are able to generate attractive and sustainable earnings, revenue, and cash flow growth. Consequently, we monitor the relative performance of higher-quality stocks versus lower-quality stocks, companies with higher earnings growth rates versus those with lower growth rates, and factors such as return on equity (ROE) and corporate debt levels. In addition, given our focus on large growth stocks with global reach, we track how the market rewards large-cap versus small-cap stocks, U.S. versus non-U.S. stocks, and growth versus value.

How did these factors fare during the reporting period?

They were mixed but generally positive for our strategy. Higher-quality stocks outperformed early in the reporting period, while lower-quality stocks performed better in the latter half of the period. Stocks with higher ROE outperformed those with lower ROE, and stocks with less debt outpaced those with more debt. However, companies with lower earnings growth outperformed those with higher earnings growth, particularly over the last few months of the reporting period. Non-U.S. stocks outperformed the U.S. market, growth stocks beat value, and large-cap stocks trailed both mid- and small-cap issues.

Turning to the portfolio, what contributed to the fund's outperformance of its benchmark?

Stock selection in the consumer discretionary sector contributed the most to the fund's outperformance. The leading contributor was e-commerce retailer Amazon.com, Inc., which we added to the portfolio in early 2014. The company exceeded earnings expectations amid robust

"Stock selection in the consumer discretionary sector contributed the most to the fund's outperformance."
sales during the holiday season, and membership in Amazon Prime grew by 53% in 2014. Amazon also indicated that, going forward, it would break out results for Amazon Web Services, providing greater visibility to one of its most important and rapidly growing businesses. We took advantage of a rally in early 2015 to trim the fund's position in the stock.

Another top contributor was home improvement retailer Lowe's Companies, Inc. We increased the fund's position in Lowe's in the fall of 2014, when market volatility provided an attractive opportunity. The stock subsequently delivered a strong earnings report as the company benefited from improving employment and income trends. In addition, Lowe's continued to make progress in its initiatives to enhance profit margins. We trimmed the fund's position in the stock following its recent rally.

Natural foods grocery chain Whole Foods Market, Inc., another stock we purchased in 2014, produced strong results for the portfolio during the six-month period. Whole Foods reported solid earnings and showed positive results from the company's strategic initiatives—enhancing value for the customer, increasing the rollout of new stores to benefit from its larger scale, and branding initiatives that highlight its quality advantage relative to the competition. Although the path of improvement will vary from quarter to quarter, we believe Whole Foods will be able to maintain its leadership position in the rapidly growing natural and organic food retailing industry.

What holdings detracted from performance versus the benchmark?

The most significant individual detractor was financial services provider American Express Company. In early 2015, the company ended its long-standing relationship with Costco Wholesale

SECTOR COMPOSITION AS OF 4/30/15 (%)

Corp. Although efforts to retain cardholders from this relationship will involve higher marketing costs in the near term, American Express will likely be able to sell the Costco receivables for an attractive price, which will help offset some of the costs. American Express also faced an adverse court ruling that would allow merchants to steer clients toward credit cards that are less costly to the merchant. In our view, American Express remains a strong brand that merchants will continue to seek out given the attractive income and spending profiles of their cardholders, so we took advantage of the decline in the stock to increase the fund's position.

Energy equipment and services provider Schlumberger, Ltd. was another detractor as a substantial drop in the price of oil, ongoing geopolitical tensions in the Middle East, and the likelihood of reduced spending on exploration by oil companies weighed on the entire energy sector. The current disequilibrium in the oil market stemmed from a significant increase in nontraditional production in North America, combined with a refusal on the part of OPEC to reduce production. We believe that attractive growth opportunities over a three- to five-year time horizon will emerge as more oil rigs are idled and supplies contract. We trimmed the fund's position in Schlumberger early in the reporting period on strength and have added back to the position more recently on weakness.

Another noteworthy detractor was Fastenal Company, a wholesale distributor of fasteners and other industrial supplies. The stock fell as weaker industrial production trends, especially in the energy and mining industries, and declining exports resulting from a stronger U.S. dollar put downward pressure on the company's pricing structure. As Fastenal's earnings and revenue growth expectations became less predictable, we eliminated the stock to make room for more attractive opportunities.

What other changes did you make to the portfolio during the reporting period?

Fastenal was the only stock we eliminated from the portfolio over the last six months. However, we added two new stocks—snack food maker Mondelez International, Inc. and specialty oil services

TOP 10 HOLDINGS AS OF 4/30/15 (%)

Lowe's Companies, Inc.	5.3
Visa, Inc., Class A	4.6
Amgen, Inc.	4.4
Schlumberger, Ltd.	4.3
The Priceline Group, Inc.	4.2
The Walt Disney Company	4.2
Google, Inc., Class C	4.2
Automatic Data Processing, Inc.	4.1
Cerner Corp.	4.0
Ecolab, Inc.	4.0
TOTAL	43.3
As a percentage of net assets.
Cash and cash equivalents are not included.

provider Core Laboratories NV. Mondelez, which was spun off from Kraft Foods in 2012, has strong global brands—including Nabisco, Oreo, and Cadbury—that give the company superior pricing power and leading market share. We see the potential for substantial improvement in the company's operating margins as Mondelez modernizes its supply chain and manufacturing base.

Core Labs' energy-related services are focused on improving reservoir performance and increasing oil and gas recovery from producing fields. The company has a lean cost structure and a high value proposition that should allow it to weather the current downturn better than other oil service firms. While 2015 is expected to be a down year for earnings, we expect double-digit earnings growth for the next three years as the supply-and-demand equilibrium in global energy markets is restored.

MANAGED BY

George P. Fraise On the fund since 2000 Investing since 1987
Gordon M. Marchand, CPA, CFA, CIC On the fund since 1995 Investing since 1977
Robert L. Rohn On the fund since 2003 Investing since 1983

COUNTRY COMPOSITION AS OF 4/30/15 (%)

United States	89.8
Germany	3.5
United Kingdom	3.0
France	2.0
Netherlands	1.1
Ireland	0.6
Total	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Gordon M. Marchand, CPA, CFA, CIC, Sustainable Growth Advisers, LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A	11.66	12.82	7.44	2.73	82.75	104.95
Class B	11.68	12.88	7.34	3.14	83.24	103.12
Class C	15.64	13.13	7.19	6.82	85.32	100.16
Class I1	17.84	14.37	8.42	8.28	95.70	124.51
Class R2[1,2]	17.31	13.92	7.91	8.04	91.83	114.05
Class R6[1,2]	17.96	14.44	8.42	8.32	96.25	124.53
Index 1†	16.67	15.49	9.62	6.54	105.49	150.60
Index 2†	12.98	14.33	8.32	4.40	95.31	122.39

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R6
Gross (%)	1.19	1.94	1.94	0.93	1.33	0.83
Net (%)	1.19	1.94	1.94	0.93	1.33	0.81

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Growth Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock U.S. Global Leaders Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	4-30-05	20,312	20,312	25,060	22,239
Class C3	4-30-05	20,016	20,016	25,060	22,239
Class I1	4-30-05	22,451	22,451	25,060	22,239
Class R2[1,2]	4-30-05	21,405	21,405	25,060	22,239
Class R6[1,2]	4-30-05	22,453	22,453	25,060	22,239

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Russell 1000 Growth Index is an unmanaged index of companies in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with high price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R6 and Class R2 shares were first offered on 9-1-11 and 3-1-12, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 and Class R2 shares, as applicable.
3	The contingent deferred sales charge is not applicable.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,081.40	$5.99	1.16%
Class B	1,000.00	1,077.10	9.84	1.91%
Class C	1,000.00	1,077.40	9.84	1.91%
Class I	1,000.00	1,082.80	4.65	0.90%
Class R2	1,000.00	1,080.40	6.65	1.29%
Class R6	1,000.00	1,083.20	4.08	0.79%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.00	$5.81	1.16%
Class B	1,000.00	1,015.30	9.54	1.91%
Class C	1,000.00	1,015.30	9.54	1.91%
Class I	1,000.00	1,020.30	4.51	0.90%
Class R2	1,000.00	1,018.40	6.46	1.29%
Class R6	1,000.00	1,020.90	3.96	0.79%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Fund's investments

As of 4-30-15 (unaudited)
	Shares	Value
Common stocks 98.8%		$1,073,974,039
(Cost $725,358,239)
Consumer discretionary 20.5%		222,483,021
Hotels, restaurants and leisure 3.2%
Starbucks Corp.	697,760	34,594,941
Internet and catalog retail 7.8%
Amazon.com, Inc. (I)	91,459	38,575,577
The Priceline Group, Inc. (I)	37,207	46,055,197
Media 4.2%
The Walt Disney Company	419,440	45,601,517
Specialty retail 5.3%
Lowe's Companies, Inc.	837,290	57,655,789
Consumer staples 13.8%		150,037,024
Food and staples retailing 3.4%
Whole Foods Market, Inc.	783,435	37,416,856
Food products 6.9%
Mondelez International, Inc., Class A	1,044,474	40,076,467
The Hershey Company	378,665	34,806,887
Household products 3.5%
Colgate-Palmolive Company	560,892	37,736,814
Energy 5.4%		58,462,585
Energy equipment and services 5.4%
Core Laboratories NV (L)	91,902	12,064,895
Schlumberger, Ltd.	490,410	46,397,690
Financials 10.6%		115,055,523
Capital markets 3.7%
State Street Corp.	513,940	39,635,053
Consumer finance 3.9%
American Express Company	550,160	42,609,889
Insurance 3.0%
Aon PLC	340,960	32,810,581
Health care 13.2%		143,855,019
Biotechnology 6.6%
Amgen, Inc.	306,590	48,413,627
Regeneron Pharmaceuticals, Inc. (I)	51,980	23,778,771
Health care technology 4.0%
Cerner Corp. (I)	600,750	43,139,858

12SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Health care (continued)
Pharmaceuticals 2.6%
	Perrigo Company PLC		37,171	$6,812,701
	Sanofi, ADR		429,477	21,710,062
Information technology 28.4%				309,147,507
Communications equipment 2.1%
	QUALCOMM, Inc.		329,010	22,372,680
Internet software and services 9.5%
	Equinix, Inc.		162,998	41,716,078
	Google, Inc., Class C (I)		84,642	45,481,374
	LinkedIn Corp., Class A (I)		65,464	16,505,438
IT services 8.7%
	Automatic Data Processing, Inc.		524,390	44,331,931
	Visa, Inc., Class A		764,600	50,501,830
Software 8.1%
	Red Hat, Inc. (I)		364,010	27,395,393
	Salesforce.com, Inc. (I)		311,997	22,719,622
	SAP SE, ADR (L)		503,675	38,123,161
Materials 6.9%				74,933,360
Chemicals 6.9%
	Ecolab, Inc.		384,420	43,047,352
	Monsanto Company		279,800	31,886,008
	Yield (%)		Shares	Value
Securities lending collateral 3.0%				$32,312,725
(Cost $32,312,077)
John Hancock Collateral Trust (W)	0.1215(Y	)	3,229,593	32,312,725
Short-term investments 1.3%				$14,907,155
(Cost $14,907,155)
Money market funds 1.3%				14,907,155
State Street Institutional U.S. Government Money Market Fund	0.0000(Y	)	14,907,155	14,907,155
Total investments (Cost $772,577,471)† 103.1%				$1,121,193,919
Other assets and liabilities, net (3.1%)				($34,006,775)
Total net assets 100.0%				$1,087,187,144

SEE NOTES TO FINANCIAL STATEMENTS13

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 4-30-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-15.
†	At 4-30-15, the aggregate cost of investment securities for federal income tax purposes was $776,309,619. Net unrealized appreciation aggregated $344,884,300, of which $346,353,005 related to appreciated investment securities and $1,468,705 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-15 (unaudited)

Assets
Investments in unaffiliated issuers, at value (Cost $740,265,394) including $31,685,480 of securities loaned	$1,088,881,194
Investments in affiliated issuers, at value (Cost $32,312,077)	32,312,725
Total investments, at value (Cost $772,577,471)	1,121,193,919
Receivable for investments sold	7,835,591
Receivable for fund shares sold	2,459,268
Dividends and interest receivable	747,286
Receivable for securities lending income	8,182
Other receivables and prepaid expenses	86,324
Total assets	1,132,330,570
Liabilities
Payable for investments purchased	8,516,238
Payable for fund shares repurchased	2,719,963
Payable upon return of securities loaned	32,324,170
Payable to affiliates
Accounting and legal services fees	1,881
Transfer agent fees	215,877
Distribution and service fees	532,443
Trustees' fees	1,554
Investment management fees	668,279
Other liabilities and accrued expenses	163,021
Total liabilities	45,143,426
Net assets	$1,087,187,144
Net assets consist of
Paid-in capital	$714,573,319
Accumulated distributions in excess of net investment income	(480,822)
Accumulated net realized gain (loss) on investments	24,478,199
Net unrealized appreciation (depreciation) on investments	348,616,448
Net assets	$1,087,187,144

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($625,255,185 ÷ 14,921,109 shares)[1]	$41.90
Class B ($25,783,539 ÷ 691,231 shares)[1]	$37.30
Class C ($130,376,929 ÷ 3,493,783 shares)[1]	$37.32
Class I ($293,695,445 ÷ 6,653,135 shares)	$44.14
Class R2 ($7,878,424 ÷ 179,595 shares)	$43.87
Class R6 ($4,197,622 ÷ 94,906 shares)	$44.23
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$44.11

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the six months ended 4-30-15 (unaudited)

Investment income
Dividends	$6,087,251
Securities lending	39,333
Less foreign taxes withheld	(5,986)
Total investment income	6,120,598
Expenses
Investment management fees	4,055,970
Distribution and service fees	1,615,628
Accounting and legal services fees	72,964
Transfer agent fees	617,383
Trustees' fees	14,577
State registration fees	65,700
Printing and postage	63,403
Professional fees	34,115
Custodian fees	66,864
Registration and filing fees	20,205
Other	16,223
Total expenses	6,643,032
Less expense reductions	(42,288)
Net expenses	6,600,744
Net investment loss	(480,146)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	28,215,703
Investments in affiliated issuers	(3,107)
28,212,596
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	58,557,627
Investments in affiliated issuers	155
58,557,782
Net realized and unrealized gain	86,770,378
Increase in net assets from operations	$86,290,232

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-15	Year ended 10-31-14
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	($480,146)	$2,782,502
Net realized gain	28,212,596	151,156,136
Change in net unrealized appreciation (depreciation)	58,557,782	(47,211,403)
Increase in net assets resulting from operations	86,290,232	106,727,235
Distributions to shareholders
From net investment income
Class A	(1,292,278)	(569,456)
Class I	(1,203,657)	(674,178)
Class R2	(34,533)	(11,535)
Class R6	(18,692)	(10,189)
From net realized gain
Class A	(80,357,508)	(20,049,098)
Class B	(3,938,428)	(999,781)
Class C	(19,500,146)	(4,082,434)
Class I	(39,880,649)	(8,473,404)
Class R2	(4,345,694)	(886,864)
Class R6	(487,863)	(101,558)
Total distributions	(151,059,448)	(35,858,497)
From fund share transactions	37,027,423	(158,965,900)
Total decrease	(27,741,793)	(88,097,162)
Net assets
Beginning of period	1,114,928,937	1,203,026,099
End of period	$1,087,187,144	$1,114,928,937
Undistributed (accumulated distributions in excess of) net investment income	($480,822)	$2,548,484

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11		10-31-10
Per share operating performance
Net asset value, beginning of period	$45.02		$42.25	$35.04	$30.97	$27.83		$23.89
Net investment income (loss)[2]	(0.01)		0.11	0.04	(0.03)	—	[3]	— [3]
Net realized and unrealized gain on investments	3.09		3.90	7.96	5.08	3.14		3.96
Total from investment operations	3.08		4.01	8.00	5.05	3.14		3.96
Less distributions
From net investment income	(0.10)		(0.03)	—	—	—		(0.02)
From net realized gain	(6.10)		(1.21)	(0.79)	(0.98)	—		—
Total distributions	(6.20)		(1.24)	(0.79)	(0.98)	—		(0.02)
Net asset value, end of period	$41.90		$45.02	$42.25	$35.04	$30.97		$27.83
Total return (%)[4,5]	8.14	[6]	9.74	23.30	16.96	11.28		16.58
Ratios and supplemental data
Net assets, end of period (in millions)	$625		$600	$697	$413	$282		$264
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	[7]	1.19	1.23	1.30	1.26		1.50
Expenses including reductions	1.16	[7]	1.18	1.23	1.30	1.26		1.30
Net investment income (loss)	(0.05	) [7]	0.27	0.10	(0.10)	(0.01)		0.01
Portfolio turnover (%)	14		43	30	30	50		33

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$40.80		$38.65	$32.36	$28.89	$26.16	$22.60
Net investment loss[2]	(0.15)		(0.19)	(0.22)	(0.26)	(0.21)	(0.19)
Net realized and unrealized gain on investments	2.75		3.55	7.30	4.71	2.94	3.75
Total from investment operations	2.60		3.36	7.08	4.45	2.73	3.56
Less distributions
From net realized gain	(6.10)		(1.21)	(0.79)	(0.98)	—	—
Total distributions	(6.10)		(1.21)	(0.79)	(0.98)	—	—
Net asset value, end of period	$37.30		$40.80	$38.65	$32.36	$28.89	$26.16
Total return (%)[3,4]	7.71	[5]	8.93	22.37	16.07	10.44	15.75
Ratios and supplemental data
Net assets, end of period (in millions)	$26		$27	$33	$30	$27	$39
Ratios (as a percentage of average net assets):
Expenses before reductions	1.92	[6]	1.94	1.99	2.05	2.01	2.24
Expenses including reductions	1.91	[6]	1.93	1.98	2.05	2.00	2.05
Net investment loss	(0.80	) [6]	(0.48)	(0.64)	(0.85)	(0.75)	(0.75)
Portfolio turnover (%)	14		43	30	30	50	33

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$40.81		$38.66	$32.37	$28.90	$26.16	$22.61
Net investment loss[2]	(0.15)		(0.19)	(0.22)	(0.26)	(0.21)	(0.19)
Net realized and unrealized gain on investments	2.76		3.55	7.30	4.71	2.95	3.74
Total from investment operations	2.61		3.36	7.08	4.45	2.74	3.55
Less distributions
From net realized gain	(6.10)		(1.21)	(0.79)	(0.98)	—	—
Total distributions	(6.10)		(1.21)	(0.79)	(0.98)	—	—
Net asset value, end of period	$37.32		$40.81	$38.66	$32.37	$28.90	$26.16
Total return (%)[3,4]	7.74	[5]	8.92	22.36	16.07	10.47	15.70
Ratios and supplemental data
Net assets, end of period (in millions)	$130		$133	$130	$81	$58	$60
Ratios (as a percentage of average net assets):
Expenses before reductions	1.92	[6]	1.94	1.98	2.05	2.01	2.23
Expenses including reductions	1.91	[6]	1.93	1.98	2.05	2.01	2.05
Net investment loss	(0.80	) [6]	(0.48)	(0.65)	(0.85)	(0.75)	(0.76)
Portfolio turnover (%)	14		43	30	30	50	33

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$47.12		$44.12	$36.44	$32.06	$28.69	$24.55
Net investment income[2]	0.05		0.24	0.16	0.08	0.12	0.11
Net realized and unrealized gain (loss) on investments	3.25		4.07	8.31	5.28	3.25	4.10
Total from investment operations	3.30		4.31	8.47	5.36	3.37	4.21
Less distributions
From net investment income	(0.18)		(0.10)	—	—	—	(0.07)
From net realized gain	(6.10)		(1.21)	(0.79)	(0.98)	—	—
Total distributions	(6.28)		(1.31)	(0.79)	(0.98)	—	(0.07)
Net asset value, end of period	$44.14		$47.12	$44.12	$36.44	$32.06	$28.69
Total return (%)[3]	8.28	[4]	10.01	23.70	17.36	11.75	17.15
Ratios and supplemental data
Net assets, end of period (in millions)	$294		$317	$307	$169	$55	$37
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	[5]	0.93	0.93	0.96	0.90	0.93
Expenses including reductions	0.90	[5]	0.92	0.93	0.94	0.85	0.85
Net investment income	0.21	[5]	0.53	0.41	0.24	0.39	0.43
Portfolio turnover (%)	14		43	30	30	50	33

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$46.82		$43.93	$36.40	$34.46
Net investment income (loss)[3]	(0.04)		0.06	(0.04)	0.02
Net realized and unrealized gain on investments	3.24		4.06	8.36	1.92
Total from investment operations	3.20		4.12	8.32	1.94
Less distributions
From net investment income	(0.05)		(0.02)	—	—
From net realized gain	(6.10)		(1.21)	(0.79)	—
Total distributions	(6.15)		(1.23)	(0.79)	—
Net asset value, end of period	$43.87		$46.82	$43.93	$36.40
Total return (%)[4]	8.04	[5]	9.59	23.31	5.63	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$8		$34	$32	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	[7]	1.33	1.32	1.13	[7]
Expenses including reductions	1.29	[7]	1.32	1.31	1.13	[7]
Net investment income (loss)	(0.18	) [7]	0.13	(0.09)	0.08	[7]
Portfolio turnover (%)	14		43	30	30	[8]

1	Six months ended 4-30-15. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R6 Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$47.23		$44.19	$36.46	$32.06	$30.81
Net investment income[3]	0.07		0.28	0.18	0.11	0.03
Net realized and unrealized gain on investments	3.26		4.09	8.34	5.27	1.22
Total from investment operations	3.33		4.37	8.52	5.38	1.25
Less distributions
From net investment income	(0.23)		(0.12)	—	—	—
From net realized gain	(6.10)		(1.21)	(0.79)	(0.98)	—
Total distributions	(6.33)		(1.33)	(0.79)	(0.98)	—
Net asset value, end of period	$44.23		$47.23	$44.19	$36.46	$32.06
Total return (%)[4]	8.32	[5]	10.15	23.83	17.42	4.06	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$4		$4	$4	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	[7]	0.83	0.84	0.88	0.88	[7]
Expenses including reductions	0.79	[7]	0.80	0.84	0.85	0.85	[7]
Net investment income	0.31	[7]	0.64	0.47	0.30	0.66	[7]
Portfolio turnover (%)	14		43	30	30	50	[8]

1	Six months ended 4-30-15. Unaudited.
2	The inception date for Class R6 shares is 9-1-11
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

24SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock U.S. Global Leaders Growth Fund (the fund) is a series of John Hancock Capital Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2015, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in Other expenses on the Statement of operations. Commitment fees for the six months ended April 30, 2015 were $1,443. For the six months ended April 30, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and litigation proceeds.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $500 million of the fund's average daily net assets; (b) 0.73% of the next $500 million of the fund's average daily net assets; (c) 0.71% of the next $1 billion of the fund's average daily net assets; (d) 0.70% of the next $3 billion of the fund's average daily net assets; and (e) 0.65% of the fund's average daily net assets in excess of $5 billion. The Advisor has a subadvisory agreement with Sustainable Growth Advisers, LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to March 1, 2015, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceeded 1.30% of average annual net assets attributable to Class B shares.

Prior to March 1, 2015, the Advisor contractually agreed to reduce its management fee or, if necessary, make payment to Class R6 shares in an amount equal to the amount by which expenses of the share class exceeded 0.85% of average annual net assets, on an annualized basis.

For the six months ended April 30, 2015, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$23,092	Class R2	$1,180
Class B	1,003	Class R6	427
Class C	4,983	Total	$42,288
Class I	11,603

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2015 were equivalent to a net annual effective rate of 0.73% of the fund's average daily net assets.

Accounting and legal services. Pursuant to the Accounting and Legal Services Agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended April 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C and Class R2 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class C	1.00%	—
Class B	1.00%	—	Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,037,455 for the six months ended April 30, 2015. Of this amount, $177,045 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $844,133 was paid as sales commissions to broker-dealers and $16,277 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2015, CDSCs received by the Distributor amounted to $4,440, $18,668 and $5,221 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$755,615	$362,358
Class B	131,451	15,713
Class C	652,691	78,137
Class I	—	158,663
Class R2	75,871	2,233
Class R6	—	279
Total	$1,615,628	$617,383

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended April 30, 2015 and the year ended October 31, 2014 were as follows:

		Six months ended 4-30-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,437,918	$59,938,831	3,738,416	$159,056,967
Distributions reinvested	2,042,994	78,369,240	477,472	19,810,284
Repurchased	(1,884,228)	(78,578,863)	(7,393,831)	(314,311,259)
Net increase (decrease)	1,596,684	$59,729,208	(3,177,943)	($135,444,008)
Class B shares
Sold	16,743	$596,230	39,779	$1,546,699
Distributions reinvested	103,355	3,538,881	22,554	853,437
Repurchased	(99,054)	(3,711,140)	(235,132)	(9,106,020)
Net increase (decrease)	21,044	$423,971	(172,799)	($6,705,884)
Class C shares
Sold	298,362	$10,838,486	583,313	$22,598,985
Distributions reinvested	455,791	15,610,833	81,395	3,081,624
Repurchased	(517,272)	(19,210,343)	(782,703)	(30,326,973)
Net increase (decrease)	236,881	$7,238,976	(117,995)	($4,646,364)

29

		Six months ended 4-30-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class I shares
Sold	842,876	$36,350,324	3,152,881	$140,977,893
Distributions reinvested	866,698	34,988,580	167,837	7,270,696
Repurchased	(1,788,403)	(78,056,029)	(3,557,174)	(160,154,012)
Net decrease	(78,829)	($6,717,125)	(236,456)	($11,905,423)
Class R2 shares
Sold	105,336	$4,504,229	411,884	$18,203,020
Distributions reinvested	98,228	3,946,810	16,421	709,383
Repurchased	(744,416)	(32,646,678)	(424,932)	(18,951,370)
Net increase (decrease)	(540,852)	($24,195,639)	3,373	($38,967)
Class R6 shares
Sold	22,362	$954,307	25,427	$1,127,747
Distributions reinvested	12,529	506,556	2,576	111,747
Repurchased	(21,532)	(912,831)	(32,954)	(1,464,748)
Net increase (decrease)	13,359	$548,032	(4,951)	($225,254)
Total net increase (decrease)	1,248,287	$37,027,423	(3,706,771)	($158,965,900)

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $148,926,087 and $269,861,883, respectively, for the six months ended April 30, 2015.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

30

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Sustainable Growth Advisers, LP (SGA)

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

31

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock U.S. Global Leaders Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230746	26SA 4/15 6/15

John Hancock

Classic Value Fund

Semiannual report 4/30/15

A message to shareholders

Dear fellow shareholder,

U.S. economic growth continued, despite recent weakness caused largely by the harsh winter weather. The market expansion that began in 2009 so far remains intact. Positive economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in recent months. Many fixed-income indexes have also seen positive returns in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. Central banks across Europe and Asia have announced dramatic monetary policy measures to promote economic activity—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, many international markets have rallied in advance of sustained economic progress. China's stock market in particular has delivered extraordinary gains. In fact, our network of asset managers and research firms believes that government and central bank stimulus may prove to be the biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the unprecedented central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to a diverse range of investments. Now may be a good time to discuss the resilience of your portfolio with your financial advisor.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Classic Value Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
29	Notes to financial statements
36	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/15 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Accommodative monetary policy supported equities

Equity markets benefited from continued stimulus from the U.S. Federal Reserve in the form of near-zero interest rates.

Oil price volatility had positive and negative sector effects

A sharp decline in oil prices has caused an economic rebalancing beneficial to sectors related to consumer spending, but detrimental to corporate spending across energy-related sectors.

Stock selection favorably impacted results

The fund outperformed both the Russell 1000 Value Index and its large-cap value peers, primarily due to stock selection in the financials and energy sectors.

PORTFOLIO COMPOSITION AS OF 4/30/15 (%)

A note about risks

Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Value stocks may decline in price. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with the portfolio management team from Pzena Investment Management, LLC

Richard S. Pzena
Portfolio Manager
Pzena Investment Management, LLC

John P. Goetz
Portfolio Manager
Pzena Investment Management, LLC

Benjamin S. Silver, CFA, CPA
Portfolio Manager
Pzena Investment Management, LLC

What major factors impacted the U.S. economy and equity markets during the period?

Stock market volatility increased during the latest six-month period, due primarily to a sharp drop in oil prices, a strengthening U.S. dollar, and uncertainty over when the U.S. Federal Reserve (Fed) will raise interest rates. Crude oil prices declined more than 40% in the first three months of the period, causing exploration and production companies to sharply cut rig counts and spending. While oil prices rallied near the end of the reporting period, the energy sector was in the midst of adjusting to lower crude prices that impacted corporate spending not only among energy companies but also the industrial and financial companies that support the industry. On the positive side, commodity weakness has been a tailwind for consumer-related sectors as well as those that benefit from lower input costs for petroleum products.

Mixed economic results and the negative impact of a strengthening U.S. dollar on the earnings of companies with significant business overseas pushed out expectations for an initial rate hike by the Fed to the second half of 2015. While employment growth continued at a healthy pace over the last six months, the wage growth that could spur inflation has remained subdued. Meanwhile the U.S. economy contracted by 0.7% in the first quarter of 2015, negatively impacted by transitory conditions that included severe winter weather and a West Coast port slowdown, as well capital spending cuts.

What actions have you taken in response to these conditions?

While U.S. equity multiples appear to be extended in many parts of the market, we continued to see attractive valuations in the most economically sensitive sectors, providing ample opportunities to find good businesses trading at attractive prices. Companies with management savvy and balance

4

"Higher levels of volatility have provided ample opportunities to find good businesses trading at attractive prices."
sheet strength to withstand the risks of the current environment stand to do well and take market share as the Fed eventually pulls back liquidity. During this period, we continued to focus our attention on companies whose stock prices or earnings growth may be facing temporary headwinds pressure, but that have the ability to rebound and prosper over the long term.

The fund outperformed its benchmark for the period. What drove these results?

As bottom-up, fundamental investors, individual stock selection was the primary contributor to performance. In particular, merger-and-acquisition activity had a positive impact during the period. Oil services company Baker-Hughes, Inc. was a leading contributor on positive reaction to its pending merger with rival oil services firm Halliburton Company. Shares of office supplies retailer Staples, Inc., benefited from the company's announced acquisition of Office Depot, Inc. The fund does not have positions in Halliburton or Office Depot.

Stocks in the financials sector, whose multiples declined with interest rates, enjoyed a relief rally during the period as spreads between short- and long-term rates began to widen. Global insurance provider Axis Capital Holdings, Ltd., insurance broker Willis Group Holdings PLC, and global investment bank UBS AG were substantial contributors to performance. Health insurer Cigna Corp. also continued to perform well due to strong pricing power and lower nonpayment ratios.

What factors detracted from the fund's performance?

Integrated oil companies Royal Dutch Shell PLC and Exxon Mobil Corp. declined as lower oil prices

SECTOR COMPOSITION AS OF 4/30/15 (%)

5

"Stocks in the financials sector, whose multiples declined with interest rates, enjoyed a relief rally during the period as spreads between short- and long-term rates began to widen."
hurt their exploration and production business, while Hewlett-Packard Company suffered from weak demand for PCs and the effects of a strengthening dollar.

Did you make any significant changes to the fund during the period?

We sold out of General Motors Company and purchased Ford Motor Company. We like the exposure to construction, and Ford is the most dominant player in light trucks. The company is also driving results through innovations such as its EcoBoost engine and efficient production platforms.

We also established a new position in Stanley Black & Decker, Inc. Shares of the power tools maker weakened as it embarked on an acquisition program to reduce its reliance on business from home improvement retailers Lowe's Companies, Inc. and Home Depot, Inc. (neither is owned by the fund). Stanley's cash flow has trailed net income, but should normalize as the company focuses on operations. Also in the consumer space, we purchased shares of Wal-Mart Stores, Inc. The discount retailer increased market share during the recession as consumers became more price-conscious, but it has lost business in an improving economy as shoppers return to higher-end stores. We believe wage inflation among lower-income workers will benefit Wal-Mart.

To stick with our price discipline, we sold out of medical supplier Becton, Dickinson and Company after its stock appreciated strongly following its acquisition of CareFusion Corp. We also trimmed

TOP 10 HOLDINGS AS OF 4/30/15 (%)

BP PLC, ADR	4.9
Royal Dutch Shell PLC, ADR, Class A	4.3
Hewlett-Packard Company	3.5
American International Group, Inc.	3.4
Citigroup, Inc.	3.4
Axis Capital Holdings, Ltd.	3.3
Cigna Corp.	3.3
Bank of America Corp.	3.2
Exxon Mobil Corp.	3.1
UBS Group AG	3.0
TOTAL	35.4
As a percentage of net assets.
Cash and cash equivalents are not included.

6

the fund's positions in Cigna Corp. and building materials manufacturer Masco Corp., which performed well along with the rest of the home improvement segment as the economy strengthened.

How was the fund positioned at the end of the period?

We remain focused on economically sensitive stocks, which continue to trade at more attractive valuations than stocks in less cyclical sectors. We maintain overweight allocations to the financials, consumer discretionary, and energy sectors, which is a reflection of our bottom-up research.

MANAGED BY

Richard S. Pzena On the fund since 1996 Investing since 1980
John P. Goetz On the fund since 1996 Investing since 1979
Benjamin S. Silver, CFA, CPA On the fund since 2012 Investing since 1991

COUNTRY COMPOSITION AS OF 4/30/15 (%)

United States	82.9
United Kingdom	6.5
Netherlands	4.3
Bermuda	3.3
Switzerland	3.0
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of the portfolio management team from Pzena Investment Management, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A	3.51	10.38	4.13	-0.87	63.88	49.87
Class B	3.09	10.42	4.04	-1.08	64.14	48.57
Class C	7.09	10.69	3.88	2.92	66.19	46.28
Class I1	9.22	11.89	5.04	4.46	75.38	63.52
Class R1[1]	8.49	11.18	4.31	4.12	69.86	52.55
Class R2[1,2]	8.83	11.55	4.63	4.24	72.69	57.20
Class R3[1,2]	8.59	11.27	4.36	4.16	70.58	53.30
Class R4[1,2]	9.12	11.72	4.74	4.40	74.05	58.83
Class R5[1,2]	9.26	11.94	4.99	4.50	75.74	62.74
Class R6[1,2]	9.28	11.96	5.08	4.48	75.94	64.21
Index†	9.31	13.39	7.51	2.89	87.41	106.24

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	1.19	1.94	1.94	0.93	1.57	1.33	1.47	1.17	0.88	0.83
Net (%)	1.19	1.94	1.94	0.93	1.57	1.33	1.47	1.07	0.88	0.81

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Classic Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B3	4-30-05	14,857	14,857	20,624
Class C3	4-30-05	14,628	14,628	20,624
Class I1	4-30-05	16,352	16,352	20,624
Class R1[1]	4-30-05	15,255	15,255	20,624
Class R2[1,2]	4-30-05	15,720	15,720	20,624
Class R3[1,2]	4-30-05	15,330	15,330	20,624
Class R4[1,2]	4-30-05	15,883	15,883	20,624
Class R5[1,2]	4-30-05	16,274	16,274	20,624
Class R6[1,2]	4-30-05	16,421	16,421	20,624

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R3, Class R4, and Class R5 shares were first offered on 5-22-09; Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R3, Class R4, Class R5, Class R6, and Class R2 shares, as applicable.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,043.50	$5.93	1.17%
Class B	1,000.00	1,039.20	9.71	1.92%
Class C	1,000.00	1,039.20	9.71	1.92%
Class I	1,000.00	1,044.60	4.56	0.90%
Class R1	1,000.00	1,041.20	7.90	1.56%
Class R2	1,000.00	1,042.40	6.03	1.19%
Class R3	1,000.00	1,041.60	7.44	1.47%
Class R4	1,000.00	1,044.00	4.87	0.96%
Class R5	1,000.00	1,045.00	4.26	0.84%
Class R6	1,000.00	1,044.80	4.11	0.81%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.00	$5.86	1.17%
Class B	1,000.00	1,015.30	9.59	1.92%
Class C	1,000.00	1,015.30	9.59	1.92%
Class I	1,000.00	1,020.30	4.51	0.90%
Class R1	1,000.00	1,017.10	7.80	1.56%
Class R2	1,000.00	1,018.90	5.96	1.19%
Class R3	1,000.00	1,017.50	7.35	1.47%
Class R4	1,000.00	1,020.00	4.81	0.96%
Class R5	1,000.00	1,020.60	4.21	0.84%
Class R6	1,000.00	1,020.80	4.06	0.81%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

Fund's investments

As of 4-30-15 (unaudited)
	Shares	Value
Common stocks 98.8%		$2,502,921,936
(Cost $1,923,069,289)
Consumer discretionary 12.0%		303,026,642
Auto components 1.0%
TRW Automotive Holdings Corp. (I)	247,215	25,972,408
Automobiles 2.1%
Ford Motor Company	3,342,715	52,814,897
Media 6.9%
News Corp., Class A (I)	3,925,115	61,938,315
News Corp., Class B (I)	1,105,809	17,217,446
Omnicom Group, Inc.	837,439	63,444,379
The Interpublic Group of Companies, Inc.	1,525,475	31,790,899
Specialty retail 2.0%
Staples, Inc.	3,054,430	49,848,298
Consumer staples 1.8%		46,067,608
Food and staples retailing 1.8%
Wal-Mart Stores, Inc.	590,232	46,067,608
Energy 16.1%		407,834,185
Energy equipment and services 2.0%
Baker Hughes, Inc.	743,015	50,866,807
Oil, gas and consumable fuels 14.1%
BP PLC, ADR	2,871,020	123,913,222
Exxon Mobil Corp.	892,241	77,955,096
Murphy Oil Corp.	959,700	45,691,317
Royal Dutch Shell PLC, ADR, Class A	1,724,858	109,407,743
Financials 40.4%		1,023,581,598
Banks 13.7%
Bank of America Corp.	5,104,713	81,318,078
Citigroup, Inc.	1,599,241	85,271,530
Comerica, Inc.	570,739	27,058,736
JPMorgan Chase & Co.	1,100,011	69,586,696
Regions Financial Corp.	3,515,225	34,554,662
The PNC Financial Services Group, Inc.	545,716	50,058,529
Capital markets 13.1%
Franklin Resources, Inc.	1,205,892	62,175,792
Morgan Stanley	1,720,546	64,193,571
State Street Corp.	853,802	65,845,210
The Goldman Sachs Group, Inc.	319,978	62,850,079
UBS Group AG (I)(L)	3,842,526	77,119,497

12SEE NOTES TO FINANCIAL STATEMENTS

		Shares	Value
Financials (continued)
Diversified financial services 2.7%
	Voya Financial, Inc.	1,599,993	$67,743,704
Insurance 10.9%
	American International Group, Inc.	1,535,327	86,423,557
	Axis Capital Holdings, Ltd.	1,624,774	84,585,734
	MetLife, Inc.	1,255,818	64,410,905
	Willis Group Holdings PLC	830,461	40,385,318
Health care 8.8%			223,660,949
Health care equipment and supplies 4.5%
	Abbott Laboratories	1,122,077	52,086,814
	Baxter International, Inc.	916,150	62,976,151
Health care providers and services 4.3%
	Cigna Corp.	670,117	83,523,383
	Laboratory Corp. of America Holdings (I)	209,724	25,074,601
Industrials 6.2%			157,557,933
Building products 1.0%
	Masco Corp.	947,097	25,088,600
Machinery 5.2%
	Parker Hannifin Corp.	548,875	65,513,720
	Stanley Black & Decker, Inc.	678,375	66,955,613
Information technology 13.5%			341,193,021
Electronic equipment, instruments and components 1.8%
	Corning, Inc.	2,144,050	44,874,967
Semiconductors and semiconductor equipment 2.6%
	Intel Corp.	2,068,739	67,337,454
Software 5.6%
	Microsoft Corp.	1,335,698	64,968,351
	Oracle Corp.	1,747,489	76,225,470
Technology hardware, storage and peripherals 3.5%
	Hewlett-Packard Company	2,662,626	87,786,779
	Yield (%)	Shares	Value
Securities lending collateral 0.7%			$18,390,077
(Cost $18,389,667)
John Hancock Collateral Trust (W)	0.1215(Y)	1,838,052	18,390,077

SEE NOTES TO FINANCIAL STATEMENTS13

	Par value	Value
Short-term investments 0.7%		$18,819,000
(Cost $18,819,000)
Repurchase agreement 0.7%		18,819,000
Repurchase Agreement with State Street Corp. dated 4-30-15 at 0.000% to be repurchased at $18,819,000 on 5-1-15, collateralized by $19,150,000 Federal National Mortgage Association, 1.670% due 2-10-20 (valued at $19,197,833, including interest)	18,819,000	18,819,000
Total investments (Cost $1,960,277,956)† 100.2%		$2,540,131,013
Other assets and liabilities, net (0.2%)		($6,137,654)
Total net assets 100.0%		$2,533,993,359

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 4-30-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-15.
†	At 4-30-15, the aggregate cost of investment securities for federal income tax purposes was $2,024,699,099. Net unrealized appreciation aggregated $515,431,914, of which $549,876,482 related to appreciated investment securities and $34,444,568 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-15 (unaudited)

Assets
Investments in unaffiliated issuers, at value (Cost $1,941,888,289) including $17,788,041 of securities loaned	$2,521,740,936
Investments in affiliated issuers, at value (Cost $18,389,667)	18,390,077
Total investments, at value (Cost $1,960,277,956)	2,540,131,013
Cash	211
Receivable for investments sold	56,289,225
Receivable for fund shares sold	3,791,857
Dividends and interest receivable	1,438,804
Receivable for securities lending income	5,609
Other receivables and prepaid expenses	123,447
Total assets	2,601,780,166
Liabilities
Payable for investments purchased	43,516,761
Payable for fund shares repurchased	3,175,443
Payable upon return of securities loaned	18,390,725
Payable to affiliates
Accounting and legal services fees	4,350
Transfer agent fees	466,906
Distribution and service fees	348,813
Trustees' fees	3,208
Investment management fees	1,561,113
Other liabilities and accrued expenses	319,488
Total liabilities	67,786,807
Net assets	$2,533,993,359
Net assets consist of
Paid-in capital	$3,705,732,164
Undistributed net investment income	6,594,392
Accumulated net realized gain (loss) on investments	(1,758,186,254)
Net unrealized appreciation (depreciation) on investments	579,853,057
Net assets	$2,533,993,359

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($382,615,687 ÷ 14,326,338 shares)[1]	$26.71
Class B ($9,844,574 ÷ 373,823 shares)[1]	$26.33
Class C ($98,334,212 ÷ 3,735,443 shares)[1]	$26.32
Class I ($2,035,613,782 ÷ 76,103,989 shares)	$26.75
Class R1 ($4,357,336 ÷ 162,810 shares)	$26.76
Class R2 ($466,724 ÷ 17,483 shares)	$26.70
Class R3 ($1,249,156 ÷ 46,849 shares)	$26.66
Class R4 ($59,480 ÷ 2,224 shares)	$26.74
Class R5 ($106,782 ÷ 3,991.5 shares)	$26.75
Class R6 ($1,345,626 ÷ 50,275 shares)	$26.77
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$28.12

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the six months ended 4-30-15 (unaudited)

Investment income
Dividends	$26,196,709
Securities lending	83,200
Less foreign taxes withheld	(486,410)
Total investment income	25,793,499
Expenses
Investment management fees	9,764,221
Distribution and service fees	1,053,257
Accounting and legal services fees	181,422
Transfer agent fees	1,394,300
Trustees' fees	36,983
State registration fees	103,212
Printing and postage	163,814
Professional fees	66,765
Custodian fees	138,261
Registration and filing fees	24,218
Other	31,353
Total expenses	12,957,806
Less expense reductions	(99,184)
Net expenses	12,858,622
Net investment income	12,934,877
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	178,306,226
Investments in affiliated issuers	(778)
178,305,448
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(70,343,587)
Investments in affiliated issuers	288
(70,343,299)
Net realized and unrealized gain	107,962,149
Increase in net assets from operations	$120,897,026

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-15	Year ended 10-31-14
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$12,934,877	$25,464,152
Net realized gain	178,305,448	170,336,685
Change in net unrealized appreciation (depreciation)	(70,343,299)	144,716,657
Increase in net assets resulting from operations	120,897,026	340,517,494
Distributions to shareholders
From net investment income
Class A	(3,212,030)	(4,109,470)
Class B	(13,671)	(20,261)
Class C	(123,133)	(117,229)
Class I	(22,957,701)	(23,864,080)
Class R1	(32,345)	(29,251)
Class R2	(3,998)	(4,629)
Class R3	(6,808)	(2,759)
Class R4	(632)	(575)
Class R5	(1,438)	(763)
Class R6	(7,858)	(6,189)
Total distributions	(26,359,614)	(28,155,206)
From fund share transactions	(421,644,366)	(64,376,552)
Total increase (decrease)	(327,106,954)	247,985,736
Net assets
Beginning of period	2,861,100,313	2,613,114,577
End of period	$2,533,993,359	$2,861,100,313
Undistributed net investment income	$6,594,392	$20,019,129

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$25.82		$23.12	$17.02	$15.86	$15.64	$13.77
Net investment income[2]	0.10		0.18	0.20	0.20	0.10	0.07
Net realized and unrealized gain on investments	1.01		2.72	6.09	1.12	0.15	1.91
Total from investment operations	1.11		2.90	6.29	1.32	0.25	1.98
Less distributions
From net investment income	(0.22)		(0.20)	(0.19)	(0.16)	(0.03)	(0.11)
Net asset value, end of period	$26.71		$25.82	$23.12	$17.02	$15.86	$15.64
Total return (%)[3,4]	4.35	[5]	12.64	37.32	8.45	1.59	14.48
Ratios and supplemental data
Net assets, end of period (in millions)	$383		$384	$476	$417	$557	$931
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	[6]	1.19	1.25	1.31	1.30	1.41
Expenses including reductions	1.17	[6]	1.18	1.25	1.31	1.30	1.33
Net investment income	0.79	[6]	0.73	1.00	1.24	0.59	0.47
Portfolio turnover (%)	11		24	30	37	37	55

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	4-30-15	[1]	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$25.37		$22.72		$16.73	$15.58	$15.45	$13.62
Net investment income (loss)[2]	0.01		—	[3]	0.07	0.08	(0.03)	(0.04)
Net realized and unrealized gain on investments	0.98		2.68		5.98	1.10	0.16	1.89
Total from investment operations	0.99		2.68		6.05	1.18	0.13	1.85
Less distributions
From net investment income	(0.03)		(0.03)		(0.06)	(0.03)	—	(0.02)
Net asset value, end of period	$26.33		$25.37		$22.72	$16.73	$15.58	$15.45
Total return (%)[4,5]	3.92	[6]	11.79		36.30	7.62	0.84	13.63
Ratios and supplemental data
Net assets, end of period (in millions)	$10		$11		$18	$25	$41	$57
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93	[7]	1.94		2.00	2.06	2.05	2.16
Expenses including reductions	1.92	[7]	1.93		2.00	2.06	2.05	2.08
Net investment income (loss)	0.06	[7]	0.01		0.34	0.50	(0.16)	(0.29)
Portfolio turnover (%)	11		24		30	37	37	55

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$25.36		$22.71	$16.73	$15.58	$15.44	$13.61
Net investment income (loss)[2]	0.01		(0.01)	0.05	0.08	(0.03)	(0.04)
Net realized and unrealized gain on investments	0.98		2.69	5.99	1.10	0.17	1.89
Total from investment operations	0.99		2.68	6.04	1.18	0.14	1.85
Less distributions
From net investment income	(0.03)		(0.03)	(0.06)	(0.03)	—	(0.02)
Net asset value, end of period	$26.32		$25.36	$22.71	$16.73	$15.58	$15.44
Total return (%)[3,4]	3.92	[5]	11.80	36.24	7.62	0.91	13.64
Ratios and supplemental data
Net assets, end of period (in millions)	$98		$101	$95	$81	$101	$132
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93	[6]	1.94	2.00	2.06	2.05	2.16
Expenses including reductions	1.92	[6]	1.93	2.00	2.06	2.05	2.08
Net investment income (loss)	0.05	[6]	(0.04)	0.25	0.47	(0.16)	(0.29)
Portfolio turnover (%)	11		24	30	37	37	55

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$25.90		$23.19	$17.07	$15.93	$15.70	$13.81
Net investment income[2]	0.14		0.24	0.25	0.26	0.16	0.12
Net realized and unrealized gain (loss) on investments	1.00		2.74	6.11	1.11	0.15	1.93
Total from investment operations	1.14		2.98	6.36	1.37	0.31	2.05
Less distributions
From net investment income	(0.29)		(0.27)	(0.24)	(0.23)	(0.08)	(0.16)
Net asset value, end of period	$26.75		$25.90	$23.19	$17.07	$15.93	$15.70
Total return (%)[3]	4.46	[4]	12.95	37.76	8.78	1.98	14.95
Ratios and supplemental data
Net assets, end of period (in millions)	$2,036		$2,355	$2,018	$982	$849	$994
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	[5]	0.93	0.94	0.97	0.94	0.92
Expenses including reductions	0.90	[5]	0.92	0.94	0.96	0.94	0.92
Net investment income	1.08	[5]	0.97	1.24	1.55	0.95	0.83
Portfolio turnover (%)	11		24	30	37	37	55

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R1 Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$25.83		$23.13	$17.03	$15.87	$15.68	$13.77
Net investment income[2]	0.06		0.08	0.13	0.15	0.04	0.05
Net realized and unrealized gain on investments	1.00		2.73	6.10	1.11	0.15	1.92
Total from investment operations	1.06		2.81	6.23	1.26	0.19	1.97
Less distributions
From net investment income	(0.13)		(0.11)	(0.13)	(0.10)	—	(0.06)
Net asset value, end of period	$26.76		$25.83	$23.13	$17.03	$15.87	$15.68
Total return (%)[3]	4.12	[4]	12.21	36.84	8.06	1.21	14.08
Ratios and supplemental data
Net assets, end of period (in millions)	$4		$7	$6	$4	$5	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.57	[5]	1.57	1.60	1.65	1.64	1.48	[6]
Expenses including reductions	1.56	[5]	1.57	1.60	1.65	1.64	1.48	[6]
Net investment income	0.43	[5]	0.32	0.63	0.88	0.24	0.30
Portfolio turnover (%)	11		24	30	37	37	55

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Includes the impact of a revision of 0.25% related to certain expense accruals. Without this adjustment, net investment income and total return for the year ended 10-31-10 would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R2 Shares Period ended	4-30-15	[1]	10-31-14		10-31-13		10-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$25.85		$23.16		$17.05		$17.08
Net investment income[3]	0.10		0.17		0.18		0.13
Net realized and unrealized gain (loss) on investments	0.99		2.75		6.15		(0.16)
Total from investment operations	1.09		2.92		6.33		(0.03)
Less distributions
From net investment income	(0.24)		(0.23)		(0.22)		—
Net asset value, end of period	$26.70		$25.85		$23.16		$17.05
Total return (%)[4]	4.24	[5]	12.70		37.53		(0.18	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	[7]	1.19		1.13		1.13	[7]
Expenses including reductions	1.19	[7]	1.18		1.13		1.13	[7]
Net investment income	0.76	[7]	0.68		0.86		1.17	[7]
Portfolio turnover (%)	11		24		30		37	[8]

1	Six months ended 4-30-15. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R3 Shares Period ended	4-30-15	[1]	10-31-14	10-31-13		10-31-12		10-31-11		10-31-10
Per share operating performance
Net asset value, beginning of period	$25.75		$23.08	$17.00		$15.84		$15.62		$13.76
Net investment income[2]	0.06		0.09	0.14		0.17		0.07		—	[3]
Net realized and unrealized gain on investments	1.00		2.74	6.10		1.12		0.15		1.93
Total from investment operations	1.06		2.83	6.24		1.29		0.22		1.93
Less distributions
From net investment income	(0.15)		(0.16)	(0.16)		(0.13)		—		(0.07)
Net asset value, end of period	$26.66		$25.75	$23.08		$17.00		$15.84		$15.62
Total return (%)[4]	4.16	[5]	12.34	37.01		8.28		1.41		14.04
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	—	[6]	—	[6]	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48	[7]	1.47	1.42		1.48		1.48		2.76
Expenses including reductions	1.47	[7]	1.47	1.41		1.48		1.48		1.73
Net investment income	0.49	[7]	0.37	0.65		1.01		0.44		0.02
Portfolio turnover (%)	11		24	30		37		37		55

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R4 Shares Period ended	4-30-15	[1]	10-31-14		10-31-13		10-31-12		10-31-11		10-31-10
Per share operating performance
Net asset value, beginning of period	$25.90		$23.19		$17.07		$15.90		$15.64		$13.77
Net investment income[2]	0.13		0.23		0.25		0.23		0.13		0.05
Net realized and unrealized gain on investments	0.99		2.74		6.10		1.13		0.15		1.92
Total from investment operations	1.12		2.97		6.35		1.36		0.28		1.97
Less distributions
From net investment income	(0.28)		(0.26)		(0.23)		(0.19)		(0.02)		(0.10)
Net asset value, end of period	$26.74		$25.90		$23.19		$17.07		$15.90		$15.64
Total return (%)[3]	4.40	[4]	12.92		37.66		8.69		1.77		14.38
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]	—	[5]	—	[5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	[6]	1.07		1.10		1.13		1.15		2.87
Expenses including reductions	0.96	[6]	0.96		1.00		1.09		1.15		1.43
Net investment income	1.01	[6]	0.93		1.23		1.41		0.76		0.34
Portfolio turnover (%)	11		24		30		37		37		55

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R5 Shares Period ended	4-30-15	[1]	10-31-14		10-31-13		10-31-12		10-31-11		10-31-10
Per share operating performance
Net asset value, beginning of period	$25.92		$23.22		$17.09		$15.94		$15.67		$13.79
Net investment income[2]	0.15		0.25		0.28		0.27		0.17		0.09
Net realized and unrealized gain on investments	1.00		2.74		6.11		1.11		0.15		1.93
Total from investment operations	1.15		2.99		6.39		1.38		0.32		2.02
Less distributions
From net investment income	(0.32)		(0.29)		(0.26)		(0.23)		(0.05)		(0.14)
Net asset value, end of period	$26.75		$25.92		$23.22		$17.09		$15.94		$15.67
Total return (%)[3]	4.50	[4]	13.02		37.87		8.85		2.07		14.72
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	—	[5]	—	[5]	—	[5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	[6]	0.84		0.85		0.90		0.90		2.64
Expenses including reductions	0.84	[6]	0.83		0.85		0.90		0.90		1.13
Net investment income	1.14	[6]	1.03		1.37		1.62		1.02		0.63
Portfolio turnover (%)	11		24		30		37		37		55

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS27

Class R6 Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12		10-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$25.94		$23.21	$17.09	$15.93		$15.38
Net investment income[3]	0.14		0.27	0.24	0.27		0.02
Net realized and unrealized gain on investments	1.01		2.74	6.13	1.12		0.53
Total from investment operations	1.15		3.01	6.37	1.39		0.55
Less distributions
From net investment income	(0.32)		(0.28)	(0.25)	(0.23)		—
Net asset value, end of period	$26.77		$25.94	$23.21	$17.09		$15.93
Total return (%)[4]	4.48	[5]	13.11	37.80	8.93		3.58	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$1	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	[7]	0.83	0.85	0.89		0.87	[7]
Expenses including reductions	0.81	[7]	0.80	0.85	0.89		0.87	[7]
Net investment income	1.10	[7]	1.08	1.13	1.61		0.90	[7]
Portfolio turnover (%)	11		24	30	37		37	[8]

1	Six months ended 4-30-15. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

28SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Classic Value Fund (the fund) is a series of John Hancock Capital Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2015, all investments are categorized as Level 1 under the hierarchy described above, except repurchase agreements, which are categorized as Level 2.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in Other expenses on the Statement of operations. Commitment fees for the six months ended April 30, 2015 were $727. For the six months ended April 30, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund had a capital loss carryforward of $1,872,070,559 available to offset future net realized capital gains. This carryforward expires as follows: October 31, 2016 -- $392,858,897 and October 31, 2017 -- $1,479,211,662.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and redemptions in kind.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent, on an annual basis to the sum of: (a) 0.750% of the first $2.5 billion of the fund's average daily net assets; (b) 0.740% of the next $2.5 billion of the fund's average daily net assets; and (c) 0.730% of the fund's average daily net assets in excess of $5 billion. The Advisor has a subadvisory agreement with Pzena Investment Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The fee waiver and/or reimbursement will continue in effect until February 29, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time.

Prior to March 1, 2015, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceeded 1.30% of average annual net assets attributable to Class B shares.

For the six months ended April 30, 2015, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$14,457	Class R3	$45
Class B	410	Class R4	2
Class C	3,773	Class R5	4
Class I	80,120	Class R6	76
Class R1	251	Total	$99,155
Class R2	17

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2015 were equivalent to a net annual effective rate of 0.74% of the fund's average daily net assets.

Accounting and legal services. Pursuant to The Accounting and Legal Services Agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended April 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares to limit the Rule 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least February 29, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $29 for Class R4 shares for the six months ended April 30, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $318,468 for the six months ended April 30, 2015. Of this amount, $52,882 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $260,430 was paid as sales commissions to broker-dealers and $5,156 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2015, CDSCs received by the Distributor amounted to $978, $3,774 and $6,108 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$474,492	$227,149
Class B	53,847	6,426
Class C	495,392	59,254
Class I	—	1,100,813

Class	Distribution and service fees	Transfer agent fees
Class R1	24,723	476
Class R2	843	33
Class R3	3,870	87
Class R4	73	4
Class R5	17	8
Class R6	—	50
Total	$1,053,257	$1,394,300

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest expense
Borrower	$90,569,631	2	0.46%	$2,314

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended April 30, 2015 and for the year ended October 31, 2014 were as follows:

		Six months ended 4-30-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	736,956	$19,345,550	2,393,476	$58,359,607
Distributions reinvested	118,808	2,999,916	166,924	3,917,695
Repurchased	(1,404,716)	(36,883,196)	(8,252,020)	(209,538,636)
Net decrease	(548,952)	($14,537,730)	(5,691,620)	($147,261,334)
Class B shares
Sold	17,089	$443,449	52,852	$1,296,475
Distributions reinvested	477	11,910	732	16,985
Repurchased	(88,726)	(2,293,100)	(395,219)	(9,464,994)
Net decrease	(71,160)	($1,837,741)	(341,635)	($8,151,534)
Class C shares
Sold	132,240	$3,431,406	545,108	$13,266,782
Distributions reinvested	3,870	96,594	3,926	91,077
Repurchased	(384,428)	(9,958,421)	(728,241)	(17,751,252)
Net decrease	(248,318)	($6,430,421)	(179,207)	($4,393,393)
Class I shares
Sold	7,196,283	$189,099,961	29,657,292	$734,896,493
Distributions reinvested	644,257	16,280,369	576,503	13,536,284
Repurchased	(22,687,889)	(602,130,098)	(26,306,871)	(654,126,626)
Net increase (decrease)	(14,847,349)	($396,749,768)	3,926,924	$94,306,151

		Six months ended 4-30-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	18,419	$487,154	61,721	$1,522,821
Distributions reinvested	1,050	26,611	1,043	24,573
Repurchased	(127,533)	(3,397,895)	(45,226)	(1,126,366)
Net increase (decrease)	(108,064)	($2,884,130)	17,538	$421,028
Class R2 shares
Sold	3,628	$94,222	10,770	$261,314
Distributions reinvested	91	2,294	127	2,974
Repurchased	(2,524)	(65,967)	(14,328)	(333,734)
Net increase (decrease)	1,195	$30,549	(3,431)	($69,446)
Class R3 shares
Sold	2,306	$60,805	29,406	$717,630
Distributions reinvested	256	6,470	102	2,397
Repurchased	(203)	(5,408)	(1,708)	(41,670)
Net increase	2,359	$61,867	27,800	$678,357
Class R5 shares
Sold	456.5	$12,030	1,932	$48,864
Distributions reinvested	29	733	5	109
Repurchased	(990)	(26,452)	(9)	(239)
Net increase (decrease)	(504.5)	($13,689)	1,928	$48,734
Class R6 shares
Sold	27,167	$723,715	2,995	$74,411
Distributions reinvested	228	5,761	185	4,345
Repurchased	(487)	(12,779)	(1,365)	(33,871)
Net increase	26,908	$716,697	1,815	$44,885
Total net decrease	(15,793,885.5)	($421,644,366)	(2,239,888)	($64,376,552)

There were no transactions in fund shares for the six months ended April 30, 2015 and the year ended October 31, 2014 for Class R4.

Affiliates of the fund owned 33%, 5%, 100%, 56% and 13% of shares of beneficial interest of Class R2, Class R3, Class R4, Class R5 and Class R6 shares, respectively, on April 30, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $274,693,221 and $692,737,381, respectively, for the six months ended April 30, 2015.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Pzena Investment Management, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Classic Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230730	38SA 4/15 6/15

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11.  CONTROLS AND PROCEDURES.

(a)      Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Capital Series

By:

/s/ Andrew Arnott

______________________________

Andrew Arnott

President

Date:    June 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

______________________________

Andrew Arnott

President

Date:   June 17, 2015

By:

/s/ Charles A. Rizzo

______________________________

Charles A. Rizzo

Chief Financial Officer

Date:    June 17, 2015